UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2007

Realogy Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32852	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Campus Drive Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information set forth below under “Item 7.01 Regulation FD Disclosure” is incorporated herein by reference.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 7.01 Regulation FD Disclosure.

Realogy Corporation (the “Company” or “Realogy”) today announced that preliminary first quarter results are expected to exceed forecast, and the Company reiterated full-year 2007 EBITDA guidance at or above guidance that was previously disclosed on February 23, 2007.

In affirming guidance for full-year 2007, Realogy believes that the following recent industry indicators (including monthly existing home sales and its two key leading indicators, Housing Affordability Index and Inventory of Existing Homes) point to the possibility that the residential real estate market is beginning to stabilize:

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On March 23, 2007, the National Association of Realtors (“NAR”) announced that February 2007 existing home sales rose 3.9 percent over January 2007 on a seasonally adjusted basis. This was the largest monthly increase in three years. This also represented the fourth time out of the past five months that existing home sales increased on a month-over-month basis. On a year-over-year basis, February 2007 existing home sales declined 3.6 percent over February 2006, representing the lowest decline in 11 months and the fifth consecutive month that the rate of decline has slowed on a year-over-year basis.

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NAR also reported that its Housing Affordability Index was 114.8 for February 2007, which was within one percent of the prior month (115.9 for January 2007), the highest monthly level reported since a figure of 111.7 in May 2005. The Housing Affordability Index has markedly increased from its low of 99.6 in July 2006 to its current level of 114.8.

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NAR also reported that Inventory of Existing Homes was stable at 6.7 months supply for February 2007 versus the January 2007 report of 6.6 months and compared to the recent peak of 7.4 months supply in October 2006.

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On April 3, 2007, NAR released its Pending Home Sales Index, which rose 0.7 percent in February 2007. This forward-looking index reflects an increase in signed contracts to buy previously owned homes versus the previous report.

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In addition, on March 30, 2007, the Bureau of Economic Analysis released that Personal Income increased $65.4 billion, or 0.6 percent, in February 2007, another positive economic development. During the last 12 months, Personal Income has increased by 5.3 percent. The Company believes that income growth supports the strong gains it has seen in the Housing Affordability Index.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, including but not limited to those relating to our expected 2007 first quarter results and our 2007 full year forecast, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from results, performance or achievements expressed or

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implied by such forward-looking statements. When the Company’s actual results of operations for the first quarter of 2007 are finalized, they will be unaudited and will reflect any adjustments necessary, in management’s opinion, for a fair presentation of such information. The Company’s actual 2007 first quarter or full year results could vary materially from those projected in this Current Report on Form 8-K. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

Various factors that could cause actual results, performance or achievements to differ materially from those expressed in such forward-looking statements include but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with affiliates of Apollo Management, L.P.; the outcome of any legal proceedings that have been or may be instituted against Realogy and others relating to the merger agreement; the inability to complete the Realogy’s pending merger due to the failure to satisfy the remaining conditions to consummation of the merger; the failure to consummate the proposed debt financing relating to the merger or to obtain the other necessary debt financing arrangements set forth in commitment letters received in connection with the merger; the failure of the merger to close for any other reason; adverse developments in general business, economic and political conditions or any outbreak or escalation of hostilities on a national, regional or international basis; a decline in the number of home sales and/or prices, local and regional conditions in the areas where our franchisees and brokerage operations are located; our inability to access capital and/or asset backed markets on favorable terms; risks inherent in Realogy’s separation from Cendant and the related transaction; and other risk factors discussed from time to time by Realogy in reports filed with the Securities Exchange Commission (“SEC”).

In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this Current Report on Form 8-K may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report on Form 8-K. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Realogy’s filings with the SEC, including Realogy’s Annual Report on Form 10-K for the year ended December 31, 2006, such as “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Except for Realogy’s ongoing obligations to disclose material information under the federal securities laws, Realogy undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

This Current Report on Form 8-K includes certain forward-looking, non-GAAP financial measures as defined under SEC rules.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION

By:	/s/ Seth I. Truwit
Seth I. Truwit
Senior Vice President, Interim General Counsel and Corporate Secretary

Date: April 4, 2007

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